Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, KBR, Inc., a Delaware corporation (the “Company”), has filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of the Company’s common stock, par value $0.001 per share, and intends to file with the Commission amendments to the Form S-1, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Andrew D. Farley and Michael A. Weberpal, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments (including post-effective amendments) to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all amendments (including post-effective amendments) thereto, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of June, 2006.

[Signature Pages Follow]

/s/ C. Christopher Gaut
C. Christopher Gaut

[Signature Page to Power of Attorney]

/s/ Andrew R. Lane
Andrew R. Lane

[Signature Page to Power of Attorney]

/s/ Mark A. McCollum
Mark A. McCollum

[Signature Page to Power of Attorney]